                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MARCH 3, 2005

                              ---------------------

                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-30045              38-3518829
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

2711 E. JEFFERSON AVE.
DETROIT, MICHIGAN 48207                                   (313)-567-4348
 (Address of principal                           (Registrant's telephone number,
  executive offices)                                  including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see Instruction A.2. below):

( )   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

( )   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

( )   Pre-commencement communications pursuant to Rule 14d-2(b), under the
Exchange Act (17 CFR 240.14d-2(b))

( )   Pre-commencement communications pursuant to Rule 13e-4(c), under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 28, 2005, Catuity lodged its Appendix 4E, Preliminary Final Report, with the Australian Stock Exchange (ASX) in accordance with ASX Listing Rules. The information contained in the Appendix 4E report is preliminary, because Catuity's audit is currently in progress. The Appendix 4E Report is included as
Exhibit 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.                              Description of Exhibits
-----------                              -----------------------
   99.3                            Appendix 4E, Preliminary Final Report

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CATUITY INC.
                                        (Registrant)

                                 By /s/ John H. Lowry
                                    ---------------------------------------
                                        John H. Lowry
                                        Senior Vice President,
                                        Chief Financial Officer & Secretary

Date:  March 3, 2005

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                                  EXHIBIT INDEX

Exhibit No.             Description of Exhibits
-----------             -----------------------
99.3              Appendix 4E, Preliminary Final Report